SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)     September 5, 2002



                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    1-11900                   75-2422983
    ---------------        ------------------------      -------------------
    (State or other        (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                      Identification No.)
    incorporation)



    8200 Springwood Drive, Suite 230, Irving, TX              75063
    --------------------------------------------            ----------
      (Address of principal executive offices)              (Zip Code)



    Registrant's telephone number, including area code    (972) 444-8280



         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

In exchange for an aggregate of $150,000 cash investment, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth Investment Trust PLC on September 5, 2002. Each of the two promissory notes is in the original principal amount of $75,000 and has an annual interest rate of 8%. The promissory notes, plus interest, are due on September 5, 2003. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on September 5, 2002, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth Investment Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 375,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         4.1 Promissory Note, dated September 5, 2002, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $75,000.

         4.2 Promissory Note, dated September 5, 2002, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $75,000.

         4.3 Stock Purchase Warrant, dated September 5, 2002, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

         4.4 Stock Purchase Warrant, dated September 5, 2002, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Integrated Security Systems, Inc.
                                     ------------------------------------------
                                     (Registrant)



 September 23, 2002                  /s/ C. A. Rundell, Jr.
 ------------------                  ------------------------------------------
 (Date)                              C. A. Rundell, Jr.
                                     Director, Chairman of the Board and Chief
                                     Executive Officer (Principal Executive and
                                     Financial Officer)

                                  Exhibit Index


 Exhibit
 Number         Description
 -------        ----------------------------------------------------------------

 4.1 Promissory Note, dated September 5, 2002, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $75,000.

 4.2 Promissory Note, dated September 5, 2002, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $75,000.

 4.3 Stock Purchase Warrant, dated September 5, 2002, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

 4.4 Stock Purchase Warrant, dated September 5, 2002, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.